Cash, Cash Equivalents and Investments - Contractual Maturities of Available-for-Sale Investments (Detail) $ in Millions	Feb. 28, 2018 USD ($)
Cost Basis
Due in one year or less	$ 2,128
Due in one to five years	1
Due after five years	17
No fixed maturity	10
Total	2,156
Fair Value
Due in one year or less	2,127
Due in one to five years	1
Due after five years	19
No fixed maturity	2
Total	$ 2,149